Exhibit 32.1


   CERTIFICATION PURSUANT TO RULE 13a-14(b) OF THE EXCHANGE ACT AND 18 U.S.C.
 SECTION 1350, AS ENACTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF
                                      2002

     In connection with the filing of Zunicom, Inc. and Subsidiary (the "Company") Quarterly Report on Form 10-Q for the period ending June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"),I, William Tan, President and Chief Executive Officer of the Company, certify, pursuant to Rule 13a-14(b) of the Exchange Act and 18 U.S.C. (SS) 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934; and

         (2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company,


/s/ William Tan
--------------------
William Tan
President and Chief Executive Officer
(principal executive officer)

August 13, 2007




























                                Exhibit 32.1 - 1